Exhibit 10

EXECUTION COPY
AMENDMENT NO. 1
Dated as of July 29, 2016
to
FOURTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT
Dated as of October 29, 2015
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of July 29, 2016 by and among The Scotts Miracle-Gro Company, an Ohio corporation (the “Company”), the other Loan Parties party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Fourth Amended and Restated Guarantee and Collateral Agreement dated as of October 29, 2015 by and among the Company, the other Loan Parties party thereto, as Grantors and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Collateral Agreement or the Credit Agreement, as applicable.
WHEREAS, the Company has requested that the Administrative Agent agree to certain amendments to the Collateral Agreement;
WHEREAS, the Company, the other Loan Parties party hereto and the Administrative Agent have agreed to amend the Collateral Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the other Loan Parties party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.    Amendments to the Collateral Agreement. Effective as of the date of satisfaction of the condition precedent set forth in Section 2 below, the parties hereto agree that the Collateral Agreement is hereby amended as follows:
(a)    Section 1.1 of the Collateral Agreement is amended to delete in their entirety the definitions of “Company Obligations”, “Company’s Guarantor Obligations”, “Guarantor Obligations” and “Subsidiary Borrower Obligations” appearing therein.
(b)    The definition of “Obligations” set forth in Section 1.1 of the Collateral Agreement is restated in its entirety as follows:
“Obligations” has the meaning provided in the Credit Agreement.
(c)    The definition of “Secured Parties” set forth in Section 1.1 of the Collateral Agreement is restated in its entirety as follows:
“Secured Parties” has the meaning provided in the Credit Agreement.

(d)    Clause (a) of Section 2.1 of the Collateral Agreement is amended to (i) delete the word “Borrower” appearing immediately after the phrase “each Subsidiary” appearing therein and (ii) replace the reference to “its Subsidiary Borrower” appearing therein with “the”.
(e)    Clause (c) of Section 2.1 of the Collateral Agreement is amended to (i) replace each reference to “Subsidiary Borrower Obligations” appearing therein with “Obligations” and (ii) replace the reference to “each Subsidiary Borrower” appearing therein with “each applicable Subsidiary”.
(f)    Clause (d) of Section 2.1 of the Collateral Agreement is amended to (i) replace each reference to “Subsidiary Borrower” appearing therein with “Subsidiary”, (ii) replace each reference to “Subsidiary Borrower Obligations” appearing therein with “Obligations” and (iii) insert the phrase “and Loans” immediately after the word “Commitments” appearing therein.
(g)    Section 2.2 of the Collateral Agreement is restated in its entirety as follows:
Section 2.2 No Subrogation. Notwithstanding any payment or payments made by the Company hereunder, or any set-off or application of funds of the Company by the Administrative Agent or any Lender, the Company shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the applicable Subsidiary or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall the Company seek or be entitled to seek any contribution or reimbursement from the Subsidiaries in respect of payments made by the Company hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Subsidiaries on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments and Loans are terminated. If any amount shall be paid to the Company on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Administrative Agent and the Lenders, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
(h)    Section 2.3 of the Collateral Agreement is amended to replace each reference to “Subsidiary Borrower Obligations” appearing therein with “Obligations”.
(i)    Section 2.4 of the Collateral Agreement is amended to (i) replace each reference to “Subsidiary Borrower Obligations” appearing therein with “Obligations”, (ii) replace each reference to “Subsidiary Borrowers” appearing therein with “Subsidiaries” and (iii) replace each reference to “Subsidiary Borrower” appearing therein with “Subsidiary”.
(j)    Section 2.5 of the Collateral Agreement is amended to (i) replace the reference to “Subsidiary Borrower Obligations” appearing therein with the word “Obligations” and (ii) replace each reference to “Subsidiary Borrower” appearing therein with the word “Borrower”.
(k)    Clause (a) of Section 3.1 of the Collateral Agreement is amended to (i) insert the phrase “and its Subsidiaries” immediately after the word “Company” appearing therein and (ii) delete the phrase “Company Obligations and the Company’s Guarantor” appearing therein.

(l)    Clause (c) of Section 3.1 of the Collateral Agreement is amended to delete the phrase “Company Obligations and the Company’s Guarantor” appearing therein.
(m)    Clause (d) of Section 3.1 of the Collateral Agreement is amended to (i) delete the phrase “Company Obligations and the Company’s Guarantor” appearing therein, (ii) insert the phrase “and its Subsidiaries” immediately after the word “Company” appearing therein and (iii) delete the phrase “Company Obligations and any Company’s Guarantor” appearing therein.
(n)    Clause (e) of Section 3.1 of the Collateral Agreement is amended to (i) delete the phrase “Company Obligations or the Company’s Guarantor” in each instance appearing therein and (ii) delete the phrase “Company Obligations and the Company’s Guarantor” in each instance appearing therein.
(o)    Section 3.3 of the Collateral Agreement is amended to (i) delete the phrase “Company Obligations or the Company’s Guarantor” appearing therein, (ii) insert the phrase “or any Subsidiary” immediately after the phrase “the Lenders by the Company” appearing therein and (iii) delete the phrase “Company Obligations and the Company’s Guarantor” in each instance appearing therein.
(p)    Section 3.4 of the Collateral Agreement is amended to (i) delete the phrase “Company Obligations and the Company’s Guarantor” in each instance appearing therein and (ii) delete the phrase “Company Obligations or the Company’s Guarantor” in each instance appearing therein.
(q)    Section 3.5 of the Collateral Agreement is amended to (i) delete the phrase “Company Obligations or the Company’s Guarantor” in each instance appearing therein and (ii) delete the phrase “Company Obligations and the Company’s Guarantor” in each instance appearing therein.
(r)    Section 3.6 of the Collateral Agreement is amended to delete the phrase “Company Obligations or the Company’s Guarantor” appearing therein.
(s)    Section 3.7 of the Collateral Agreement is amended to replace the reference to “Optional Currency” appearing therein with “Agreed Currency”.
(t)    Section 4 of the Collateral Agreement is amended to replace the phrase “such Grantor’s” appearing therein with the word “the”.
(u)    Section 5.2 of the Collateral Agreement is amended to replace the phrase “such Grantor’s” appearing therein with the word “the”.
(v)    Section 6.6 of the Collateral Agreement is amended to (i) replace the phrase “such Grantor’s” appearing therein with the word “the” and (ii) delete the words “applicable Grantor’s” appearing therein.
(w)    Section 7.5 of the Collateral Agreement is amended to replace the word “Lenders” appearing therein with the words “Secured Parties” in each instance.
(x)    Section 9.4 of the Collateral Agreement is amended to replace the word “Guarantor” appearing therein with the word “Grantor” in each instance.
(y)    Section 9.14 of the Collateral Agreement is amended to (i) insert the words “Guarantors and” immediately after the word “Additional” appearing therein, (ii) delete the word “Borrower”

appearing immediately after the word “Subsidiary” in each case appearing therein and (iii) insert the phrase “Guarantor and” immediately after the phrase “shall become a” appearing therein.
(z)    Section 1 of Annex 1 to the Collateral Agreement is amended to (i) insert the phrase “Guarantor and as a” immediately before the phrase “Grantor thereunder with”, (ii) insert the phrase “as a Guarantor and” immediately after the words “originally named therein” and (iii) insert the phrase “Guarantor and a” immediately after the phrase “obligations and liabilities of a” appearing therein.
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the other Loan Parties party to the Collateral Agreement and the Administrative Agent.
3.    Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:
(a)    This Amendment and the Collateral Agreement as modified hereby constitute legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Loan Party set forth in the Credit Agreement and the Collateral Agreement, as amended hereby, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects), except to the extent such representations and warranties specifically refer to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
4.    Reference to and Effect on the Collateral Agreement.
(a)    Upon the effectiveness hereof, each reference to the Collateral Agreement in the Collateral Agreement or any other Loan Document shall mean and be a reference to the Collateral Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, nor constitute a waiver of any provision of the Collateral Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

GRANTORS:

THE SCOTTS MIRACLE-GRO COMPANY By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Corporate Treasurer

THE SCOTTS COMPANY LLC By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

GUTWEIN & CO., INC. By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

HYPONEX CORPORATION By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

SCOTTS MANUFACTURING COMPANY By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Guarantee and Collateral Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SCOTTS TEMECULA OPERATIONS, LLC By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

SMG GROWING MEDIA, INC. By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

MIRACLE-GRO LAWN PRODUCTS, INC.
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

OMS INVESTMENTS, INC.
By: _/s/ AIMEE M. DELUCA_________________
Name: Aimee M. DeLuca
Title: President and CEO

SCOTTS PRODUCTS CO.
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

SCOTTS PROFESSIONAL PRODUCTS CO.
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Guarantee and Collateral Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SCOTTS-SIERRA INVESTMENTS LLC
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

SWISS FARMS PRODUCTS, INC.
By: _/s/ AIMEE M. DELUCA_________________
Name: Aimee M. DeLuca
Title: President and CEO

SANFORD SCIENTIFIC, INC.
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

ROD MCLELLAN COMPANY
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

SMGM LLC
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Guarantee and Collateral Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

GENSOURCE, INC.
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Treasurer

HAWTHORNE HYDROPONICS LLC
By: _/s/ ALBERT J. MESSINA________________
Name: Albert J. Messina
Title: Vice President and Treasurer

HGCI, INC.
By: _/s/ AIMEE M. DELUCA_________________
Name: Aimee M. DeLuca
Title: Vice President

THE HAWTHORNE GARDENING COMPANY
By: _/s/ ALBERT J. MESSINA________________
Name: Albert J. Messina
Title: Vice President and Treasurer

SLS HOLDINGS, INC.
By:_/s/ JAMES A. SCHROEDER______________
Name: James A. Schroeder
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Guarantee and Collateral Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

JPMORGAN CHASE BANK, N.A., as Administrative Agent By:_/s/ TONY YUNG______________________ Name: Tony Yung Title: Executive Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Guarantee and Collateral Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company